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                                                     Registration No. 333-00134
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   As filed with the Securities and Exchange Commission on August 22, 1997
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, DC 20549

                              ---------------

                         AMENDMENT NO.3 TO FORM S-4
         REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                              ---------------

                MIDWEST MEDICAL INSURANCE HOLDING COMPANY
         (Exact name of registrant as specified in its Charter)

                              ---------------

   State or other jurisdiction of incorporation or organization: Minnesota
        Primary Standard Industrial Classification Code Number: 6749
             IRS Employer Identification Number: 41-1625287

                              ---------------

                    6600 France Avenue South, Suite 245
                   Minneapolis, MN 55435, (612) 922-5445
           (Address, including zip code, and telephone number,
     including area code, of registrant's principal executive offices)

                              ---------------

                         David P. Bounk, President
               Midwest Medical Insurance Holding Company
                    6600 France Avenue South, Suite 245
                   Minneapolis, MN 55435, (612) 922-5445
       (Name, address, including zip code, and telephone number, including area code, of agent for service)

                              ---------------

                               COPIES TO:

Charles A. Geer, Esq.                                     Ross C. Formell, Esq.
General Counsel for Registrant                    Best & Flanagan, Professional
4440 IDS Center                                   Limited Liability Partnership
80 South Eighth Street                                    4000 First Bank Place
Minneapolis, MN 55402                                   601 Second Avenue South
                                                          Minneapolis, MN 55402

                              ---------------

    Approximate date of commencement of proposed sale of the securities to the public: April 26, 1996.

    If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.

                              ---------------

                      CALCULATION OF REGISTRATION FEE
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Title of Each                    Proposed       Proposed
Class of                         Maximum        Maximum
Securities     Amount            Offering       Aggregate         Amount of
to be          to be             Price          Offering          Registration
Registered     Registered        Per Unit       Price             Fee
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Class A        5,447 shares(1)   $927.27(1)(2)  $6,490,890(1)(2)  $2,238.24
Common Stock
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(1)  Previously estimated solely for the purpose of calculating the registration fee.
(2) Based upon book values of interests to be cancelled in the merger and securities of the registrant to be issued as of December 31, 1995.

     The registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with
Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

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                               SIGNATURES

    Pursuant to the requirements of the Securities Act, the registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis, State of Minnesota, on August 22, 1997.

                                   MIDWEST MEDICAL INSURANCE HOLDING
                                   COMPANY


                                   By: /s/ David P. Bounk
                                       --------------------------------
                                       David P. Bounk, President and
                                       Chief Executive Officer

    Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 3 to the Registration Statement has been signed by the following persons in the capacities indicated on August 22, 1997.

Signature                               Capacity
---------                               --------

/s/ David P. Bounk
---------------------------
David P. Bounk                          Principal Executive Officer and
                                        Director

/s/ Merlin R. Bretzman
---------------------------
Merlin R. Bretzman                      Principal Financial Officer and
                                        Principal Accounting Officer

           *
---------------------------
George V. Tangen, M.D.                  Director, Chairman of the Board

           *
---------------------------
James R. Bishop, M.D.                   Director

           *
---------------------------
E. Duane Engstrom, M.D.                 Director

           *
---------------------------
William Eversman, M.D.                  Director

           *
---------------------------
John R. Balfanz, M.D.                   Director

           *
---------------------------
Roger L. Frerichs, M.D.                 Director


                                     -i-

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           *
---------------------------
G. Richard Geier, Jr. M.D.             Director

           *
---------------------------
Eldon E. Huston                         Director

           *
---------------------------
Wayne F. Leebaw, M.D.                   Director

           *
---------------------------
Stephen A. McCue, M.D.                  Director

           *
---------------------------
Anton S. Nesse, M.D.                    Director

           *
---------------------------
Eugene C. Ott, M.D.                     Director

           *
---------------------------
Erick Reeber, M.D.                      Director

           *
---------------------------
Norman Rinderknecht, M.D.               Director

           *
---------------------------
Paul S. Sanders, M.D.                   Director

           *
---------------------------
Richard D. Schmidt, M.D.                Director

           *
---------------------------
Mark B. Siegel, M.D.                    Director

           *
---------------------------
Andrew J.K. Smith, M.D.                 Director

           *
---------------------------
G. David Spoelhof, M.D.                 Director

           *
---------------------------
Bruce R. Trimble, M.D.                  Director

           *
---------------------------
Daniel Youngblade, M.D.                 Director


*   By: /s/ David P. Bounk
        --------------------------
        David P. Bounk pursuant to
        power of attorney

The above persons signing as directors are a majority of the directors of the registrant.




                                      -ii-